Exhibit 99.2
1 Preliminary Second Quarter 2023 Earnings Supplement Second Quarter 2023 Preliminary Earnings Supplement July 20, 2023

2 Preliminary Second Quarter 2023 Earnings Supplement Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of July 20, 2023. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 14-24 of our Form 10-K filed on February 24, 2023 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Preliminary Second Quarter 2023 Earnings Supplement Preliminary Second Quarter 2023 Results • Matson’s Ocean Transportation and Logistics business segments performed well despite a challenging business environment and sluggish economic growth • Ocean Transportation: – Our China service saw higher sequential quarterly freight demand but generated lower year-over-year volume and freight rates, which were the primary contributors to the decline in our consolidated operating income – Lower year-over-year volumes in Hawaii, Alaska and Guam compared to year ago period • Logistics: – Lower YoY operating income primarily due to lower contributions from transportation brokerage and supply chain management • In 2Q23: – Repurchased ~0.6 million shares for a total cost of $42.4 million – Made a ~$50.0 million milestone payment from the CCF as part of the new vessel build program

4 Preliminary Second Quarter 2023 Earnings Supplement Preliminary Second Quarter 2023 Results (continued) (1) Total debt is presented before any adjustment for deferred loan fees as required by U.S. GAAP. ($ in millions, except per share data) Preliminary Range ($ in millions) INCOME STATEMENT BALANCE SHEET Operating Income Total debt Ocean Transportation $ 470.0 $ 78.0 - $ 83.0 Private placement term loans $ 175.5 Logistics 23.1 13.5 - 14.5 Title XI debt 286.9 Total operating income 493.1 91.5 - 97.5 Revolving credit facility ‒ Total debt (1) $ 462.4 Other income (expense), net 1.8 1.8 - 1.8 Interest income ‒ 8.7 - 8.7 Cash and cash equivalents ~ $ 120.0 Interest expense (4.5) (2.9) - (2.9) Income before taxes 490.4 99.1 - 105.1 Capital Construction Fund $ 583.9 Income taxes 109.7 22.8 - 23.6 Effective income tax rate 22.4% 23.0% - 22.5% Net income $ 380.7 $ 76.3 - $ 81.5 Diluted EPS $ 9.49 $ 2.14 - $ 2.28 Quarter Ended June 30, 2023 Quarter Ended Quarter Ended June 30, 2023 June 30, 2022

5 Preliminary Second Quarter 2023 Earnings Supplement Commentary on the Transpacific Tradelane • Currently in the Transpacific marketplace, we are seeing modest reductions in deployed capacity and retail inventories are in a relatively better position than earlier in the year, but retailers continue to carefully manage inventory levels in the face of lower consumer demand • We further expect the tradelane to experience a muted peak season, but for Matson, we expect our China service to be near full during the traditional peak season • Absent an economic “hard landing” in the U.S., we continue to expect trade dynamics to gradually improve for the remainder of the year as the Transpacific marketplace transitions to a more normalized level of consumer demand and retail inventory stocking levels • Regardless of the economic environment, we expect to continue to earn a significant rate premium to the Shanghai Containerized Freight Index (SCFI) reflecting our fast and reliable ocean services and unmatched destination services

6 Preliminary Second Quarter 2023 Earnings Supplement Hawaii Service Second Quarter 2023 Performance • Container volume decreased 7.1% YoY – Lower retail-related volume – 2Q23 volume 3.4% lower than volume achieved in 2Q19 • During 2Q23, total tourist arrivals increased modestly YoY with an increase in international arrivals partially offset by a decline in domestic tourist arrivals Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2022 2023 (7.1)%

7 Preliminary Second Quarter 2023 Earnings Supplement China Service Second Quarter 2023 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 Q1 Q2 Q3 Q4 2022 2023 Note: CCX service started in 3Q21 and ended in 3Q22. • Container volume decreased 24.6% YoY – No CCX service in 2Q23 • CCX service discontinued in 3Q22 – Lower capacity in the CLX due to the dry-docking of Daniel K. Inouye – One less CLX+ sailing • Lower average freight rates YoY, but higher than in 2Q19 (24.6)%

8 Preliminary Second Quarter 2023 Earnings Supplement Guam Service Second Quarter 2023 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2022 2023 • Container volume decreased 7.5% YoY primarily due to lower general demand – 2Q23 volume 2.1% higher than volume achieved in 2Q19 (7.5)%

9 Preliminary Second Quarter 2023 Earnings Supplement Alaska Service Second Quarter 2023 Performance • Container volume decreased 7.2% YoY – Lower export seafood volume from AAX – Lower northbound volume due to one less sailing – Lower southbound volume primarily due to lower household goods and domestic seafood volume • 2Q23 volume 9.0% higher than volume achieved in 2Q19 Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2022 2023 (7.2)%

10 Preliminary Second Quarter 2023 Earnings Supplement Matson Logistics Second Quarter 2023 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 $13.5 to $14.5 million • Operating income of $13.5 to $14.5 million; YoY decrease of approximately $8.6 to $9.6 million – Lower contributions from transportation brokerage and supply chain management